UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2008, Sprint Nextel Corporation (“Sprint Nextel”) announced its results for the second quarter of 2008. The press release is furnished as Exhibit 99.1.

Item 8.01	Other Events.

On August 6, 2008, Sprint Nextel issued a press release announcing that it intends to offer $3 billion of cumulative perpetual convertible preferred stock in a private offering, subject to market conditions and other factors, which press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release Announcing Second Quarter 2008 Results

The following exhibit is filed with this report:

Exhibit No.	Description
99.2	Press Release Announcing Proposed Private Placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: August 6, 2008	By:	/s/ Timothy O’Grady
Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Second Quarter 2008 Results

99.2	Press Release Announcing Proposed Private Placement